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[CIGNA TREE LOGO APPEARS HERE]



                                                       CIGNA VARIABLE PRODUCTS
                                                             MONEY MARKET FUND



                                                                 Annual Report





                                                             December 31, 1996

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                                                                              1
DEAR SHAREHOLDER:

We are pleased to provide this report for CIGNA Variable Products Money Market Fund, covering the period March 1, 1996 (commencement of operations) to December 31, 1996.

MARKET REVIEW

Since the Fund began operations in March, the Federal Reserve has maintained the Fed Funds rate at 5.25%. Estimates of increased growth and inflation proved to be inaccurate, as we continued to have weak to moderate growth and benign inflation. In fact, there was a stretch of time when the market believed the Fed would ease rates 25 basis points due to continued weak growth (this did not happen).

FUND ACTIVITY

At December 31, 1996, the portfolio composition was as follows: top tier-rated commercial paper, (83%); top tier-rated foreign commercial paper, (9%); and U.S. Government and agencies, (8%).
The Fund is well diversified within each of the three categories.


OUTLOOK

In 1997, economic data will become even more important as the market reacts to alternating perceptions of the Fed's intention to ease or tighten. At the present time, economic growth has moderated and inflation is under control. Given this scenario, we could have rates at, or near, current levels for the foreseeable future.


Sincerely,


/s/ R. Bruce Albro

R. Bruce Albro, Chairman of the Board and President
CIGNA Variable Products Money Market Fund

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
                    CIGNA VARIABLE PRODUCTS MONEY MARKET FUND
                          COMPARATIVE YIELD (UNAUDITED)

                                                              30 Day Annualized Yields for
                                                                   Periods Ended 1996
                              March    April      May     June     July      Aug.     Sept.     Oct.     Nov.     Dec.

CIGNA Variable
Products Money
Market Fund                   4.74%    4.76%     4.86%    4.93%    4.93%     4.89%    4.91%     4.95%    4.89%    4.96%

IBC's Money Market
Insight Average/TM/           4.76%    4.75%     4.76%    4.78%    4.78%     4.78%    4.80%     4.84%    4.86%    4.86%


The Fund's yield is based on the daily dividends for the periods indicated, annualized, and divided by the average net asset values per share. The average maturity of the Fund was 27 days as of December 31, 1996. The Fund's annualized yield for the seven days ended December 31, 1996 was 5.05%. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND INVESTMENTS IN SECURITIES           2

                                                PRINCIPAL    VALUE
                                                   (000)     (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 82.8%
Air Products & Chemicals, Inc., 5.4%, 2/7/97     $  215     $  214
Allied-Signal, Inc., 5.65%, 1/23/97                 139        139
American Express Credit Corp., 5.32%, 1/9/97         75         75
Aluminum Company of America, 5.28%, 1/13/97         207        207
American Brands, Inc., 5.3%, 3/14/97                208        206
American Greetings Corporation, 5.42, 1/8/97        207        207
Amoco Company, 5.75%, 1/6/97                        100        100
BHP Finance, 5.6%, 1/16/97                          129        129
Bell Atlantic Network Funding, 5.5%, 1/6/97         162        162
BellSouth Telecommunications, Inc., 5.4%, 2/4/97    221        220
Coca-Cola Company, 5.85%, 1/9/97                    182        182
Daimler Benz North America Corp., 5.37%, 2/18/97    200        198
Disney, (Walt) Company, 5.4%, 3/3/97                216        214
Ford Motor Credit Company, 5.4%, 1/6/97             210        210
Kellogg Company, 5.38%, 2/26/97                     150        149
Lucent Technologies, Inc., 5.3%, 1/28/97            217        216
Monsanto Company, 5.32%, 1/16/97                    215        214
Northern Illinois Gas Company, 5.6%, 2/14/97        216        214
Northern States Power Company, 5.3%, 1/8/97         206        206
PPG Industries, Inc., 5.28%, 1/13/97                217        217
PacCar Financial Corporation, 5.3%, 1/17/97         207        206
Penney, (J.C.) Funding Corp., 5.35%, 1/30/97        190        189
PepsiCo, Inc., 5.33%, 1/9/97                        211        211
Philip Morris Companies, Inc., 5.3%, 1/24/97        127        126
Pioneer Hi-Bred International, Inc., 5.3%, 1/16/97  201        200
Sara Lee Corporation, 6.45%, 1/3/97                 240        240
Xerox Corporation, 5.3%, 1/14/97                    121        121
                                                           -------
                                                             4,972
                                                           -------

FOREIGN - 8.6%
Bass Finance (C. I.) Limited, 5.36%, 2/11/97        105        104
Canadian Wheat Board, 5.28%, 1/24/97                201        200
Korea Development Bank, 5.31%, 1/27/97              215        214
                                                           -------
                                                               518
                                                           -------


                                              PRINCIPAL      VALUE
                                                (000)        (000)
U. S. GOVERNMENT & AGENCIES - 8.4%
Federal Home Loan Banks Corp., 5.62%, 4/10/97 $ 200 $ 200 Federal National Mortgage Association,
  5.22%, 1/17/97                                     95         95
  4.78%, 5/5/97, Floating Rate Note (rate is        210        210
                                                            ------
  as of 12/31/96)                                              505
                                                            ------

TOTAL INVESTMENTS IN SECURITIES - 99.8%
  (Total Cost - $5,995,422)                                  5,995
Cash and Other Assets, Less Liabilities - 0.2%                   8
                                                            ------

NET ASSETS - 100.0%
  (Equivalent to $1.00 per share based on
  6,002,697 shares outstanding)                             $ 6,003
                                                            -------
                                                            -------

The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                     3



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


                                                        (IN THOUSANDS)
                                                        --------------
ASSETS:
Investments in securities at value (Cost - $5,995,422)        $  5,995
Cash on deposit with custodian                                       9
Interest receivable                                                  5
Investment for deferred compensation
  plan (Cost - $890)                                                 1
Receivable from advisor                                              2
                                                                ------
    TOTAL ASSETS                                                 6,012
                                                                ------
LIABILITIES:
Accrued audit and legal fees payable                                 6
Payable for deferred compensation plan                               1
Other accrued expenses                                               2
                                                                ------
    TOTAL LIABILITIES                                                9
                                                                ------
NET ASSETS (Equivalent to $1.00 per share based on
6,002,697 shares outstanding)                                  $ 6,003
                                                                ------
                                                                ------

COMPONENTS OF NET ASSETS:
Paid in capital                                               $  6,003
Undistributed net investment income                                  -
Accumulated net realized gain on investments                         -
Unrealized appreciation of investments                               -
                                                                ------

NET ASSETS                                                     $ 6,003
                                                                ------
                                                                ------

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 1, 1996 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 1996

                                                         (IN THOUSANDS)
-----------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
  Interest                                                      $  233
                                                                ------
EXPENSES:
  Administrative services                                           14
  Investment advisory fees                                          14
  Custodian fees                                                    19
  Auditing and legal fees                                            9
  Other                                                             10
                                                                ------

  Total expenses                                                    66
  Less expenses waived by investment advisor                       (45)
                                                                ------
  Net expenses                                                      21
                                                                ------
NET INVESTMENT INCOME                                              212

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investments                                 -
  Unrealized appreciation of investments                             -
                                                                ------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      -
                                                                ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   212
                                                                ------

The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                     4

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MARCH 1, 1996 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 1996
                                              (In Thousands)
                                              --------------

OPERATIONS:
Net investment income                                $  212
Net realized gain from securities transactions            -
Unrealized appreciation on investments                    -
                                                     ------

Net increase in net assets from operations              212
                                                     ------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                             (212)
From net realized capital gains                           -
                                                     ------

Total distributions to shareholders                    (212)
                                                     -------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                     5,887
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions           211
                                                     ------
                                                      6,098
                                                     ------
Cost of Shares redeemed                                 (95)

Net increase from fund share transactions             6,003
                                                     ------

NET INCREASE IN NET ASSETS                            6,003
                                                     ------

NET ASSETS:
Beginning of period                                      -

End of period                                      $  6,003
                                                     ------

The Notes to Financial Statements are an integral part of these statements.
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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS       5



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements.

A. SECURITY VALUATION - The investments in the Fund are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which at December 31, 1996 approximates cost for Federal income tax purposes.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

C. FEDERAL TAXES - For Federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net realized gains are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Funds. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. CII has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average daily net assets.

The Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the period ending December 31, 1996, the Fund paid $14,201.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS       6
(Continued)


3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company is the sole shareholder of the Fund.

Transactions in capital stock were as follows:

                                     YEAR ENDED
                                  DECEMBER 31, 1996
                                  -----------------

                                 Shares      Amount
                                 ------------------

Shares sold                      5,887       $5,887

Shares issued to shareholders
in reinvestment of dividends
and distributions                  211          211
                                 ------------------
                                 6,098        6,098

Shares redeemed                   (95)         (95)
                                 ------------------
Net increase                     6,003       $6,003
                                 ------------------
                                 ------------------

5. FINANCIAL HIGHLIGHTS. The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:

                                           MARCH 1, 1996+ TO
                                           DECEMBER 31, 1996
                                           -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                             0.04
Net realized and unrealized gains on securities      -
                                                ------
TOTAL FROM INVESTMENT OPERATIONS                  0.04
                                                ------
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.04)
Distributions from capital gains                     -
                                                ------
TOTAL DISTRIBUTIONS                              (0.04)
                                                ------
NET ASSET VALUE, END OF PERIOD                  $ 1.00
                                                ------
                                                ------

TOTAL RETURN                                      4.18%*
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $  6,003
Ratio of operating expenses to average net assets 0.42%**
Ratio of net investment income to average net
  assets                                          4.10%***
Portfolio turnover                                 N/A

+   Commencement of operations.
*   4.99% annualized.
** 0.50% annualized. Ratio of expenses to average net assets prior to reimbursement of expenses was 1.28% (1.53% annualized).
*** 4.90% annualized. Ratio of net investment income to average net assets prior to reimbursement of expense was 3.24%
    (3.87% annualized).

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                                                                              7



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of CIGNA Variable Products Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Money Market Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 14, 1997


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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                     8



TRUSTEES:                                OFFICERS:

R. Bruce Albro (Chairman)                R. Bruce Albro
Senior Managing Director,                Chairman of the Board and President
CIGNA Investments, Inc.
                                         Alfred A. Bingham III
Hugh R. Beath                            Vice President and Treasurer
Advisory Director,
AdMedia Corporate Advisors, Inc.         Lawrence S. Harris
                                         Vice President
Russell H. Jones
Vice President,                          Jeffrey S. Winer
Kaman Corporation                        Vice President and Secretary

Paul J. McDonald
Senior Executive Vice President          CUSTODIAN AND TRANSFER AGENT:
and Chief Administrative Officer,
Friendly Ice Cream Corporation           State Street Bank and Trust Company
                                         P.O. Box 2351
Arthur C. Reeds, III                     Boston, Massachusetts 02107
President, CIGNA Investment
Management and CIGNA                     INVESTMENT ADVISER:
Investments, Inc.                        CIGNA Investments, Inc.
                                         Hartford, Connecticut  06152

                                         THE FUND:

                                         950 Winter Street
                                         Waltham, Massachusetts 02154